UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017

OVID THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38085	46-5270895
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1460 Broadway, Suite 15044 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 661-7661

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01. Regulation FD Disclosure.

On August 15, 2017, Ovid Therapeutics Inc. (the “Company”) posted its corporate presentation, dated August 15, 2017, to the “Events & Presentations” subsection of the “Investors & Media” tab on the Company’s website at www.ovidrx.com. A copy of the corporate presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

This information, including the Exhibit 99.1 referenced herein, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, only if and to the extent such subsequent filing specifically references the information herein as being incorporated by reference in such filing.

Cautionary Statements

This Current Report on Form 8-K and the corporate presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, whether or not any patents issue and the scope of future patent or other intellectual property protection, the risk of third-party challenges to the Company’s intellectual property, the likelihood, timing and scope of any future collaborations, the initiation, timing, progress and results of the Company’s current and future preclinical studies and clinical trials, uncertainties related to drug development results, costs and timelines and regulatory risks. Other factors that may cause the Company’s actual results to differ from current expectations are discussed under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Quarterly Report on Form 10-Q, which was filed with the SEC on August 10, 2017. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained in the corporate presentation to reflect any change in expectations, even as new information becomes available.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Corporate Presentation, dated August 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVID THERAPEUTICS INC.

By:	/s/ Yaron Werber
Yaron Werber
Chief Business and Financial Officer

Dated: August 15, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corporate Presentation, dated August 15, 2017